    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 6, 1994

                                                       REGISTRATION NO. 33-50733
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 2
                                       TO

                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                          RESORTS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                    7011                   59-0763055
    (State or other          (Primary Standard          (I.R.S. Employer
    jurisdiction of              Industrial           Identification No.)
    incorporation or        Classification Code
     organization)                Number)

                     1133 BOARDWALK                                      CHRISTOPHER D. WHITNEY, ESQ.
             ATLANTIC CITY, NEW JERSEY 08401                             RESORTS INTERNATIONAL, INC.
                     (609) 344-6000                                             1133 BOARDWALK
   (Address, including Zip code, and telephone number,                 ATLANTIC CITY, NEW JERSEY 08401
including area code, of registrant's principal executive                        (609) 344-6000
                        offices)                                   (Name, address, including Zip code, and
                                                             telephone number, including area code, of agent for
                                                                                   service)

                  RESORTS INTERNATIONAL HOTEL FINANCING, INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                    6719                  APPLIED FOR
    (State or other          (Primary Standard          (I.R.S. Employer
    jurisdiction of              Industrial           Identification No.)
    incorporation or        Classification Code
     organization)                Number)

                     1133 BOARDWALK                                      CHRISTOPHER D. WHITNEY, ESQ.
             ATLANTIC CITY, NEW JERSEY 08401                             RESORTS INTERNATIONAL, INC.
                     (609) 344-6000                                             1133 BOARDWALK
   (Address, including Zip code, and telephone number,                 ATLANTIC CITY, NEW JERSEY 08401
including area code, of registrant's principal executive                        (609) 344-6000
                        offices)                                   (Name, address, including Zip code, and
                                                             telephone number, including area code, of agent for
                                                                                   service)

                       RESORTS INTERNATIONAL HOTEL, INC.
             (Exact name of registrant as specified in its charter)

       NEW JERSEY                   7011                   21-0423320
    (State or other          (Primary Standard          (I.R.S. Employer
    jurisdiction of              Industrial           Identification No.)
    incorporation or        Classification Code
     organization)                Number)

                     1133 BOARDWALK                                      CHRISTOPHER D. WHITNEY, ESQ.
             ATLANTIC CITY, NEW JERSEY 08401                             RESORTS INTERNATIONAL, INC.
                     (609) 344-6000                                             1133 BOARDWALK
   (Address, including Zip code, and telephone number,                 ATLANTIC CITY, NEW JERSEY 08401
including area code, of registrant's principal executive                        (609) 344-6000
                        offices)                                   (Name, address, including Zip code, and
                                                             telephone number, including area code, of agent for
                                                                                   service)

                             P. I. RESORTS LIMITED
             (Exact name of registrant as specified in its charter)

THE COMMONWEALTH OF THE
        BAHAMAS                     7011                   98-0137084
    (State or other          (Primary Standard          (I.R.S. Employer
    jurisdiction of              Industrial           Identification No.)
    incorporation or        Classification Code
     organization)                Number)

                     P.O. BOX N-4777                                     CHRISTOPHER D. WHITNEY, ESQ.
                     PARADISE ISLAND                                     RESORTS INTERNATIONAL, INC.
                   NASSAU, THE BAHAMAS                                          1133 BOARDWALK
                     (809) 363-3000                                    ATLANTIC CITY, NEW JERSEY 08401
   (Address, including Zip code, and telephone number,                          (609) 344-6000
including area code, of registrant's principal executive           (Name, address, including Zip code, and
                        offices)                             telephone number, including area code, of agent for
                                                                                   service)

                            ------------------------
                                   COPIES TO:

                                STEVEN R. FINLEY
                            GIBSON, DUNN & CRUTCHER
                                200 PARK AVENUE
                         NEW YORK, NEW YORK 10166-0193
                            ------------------------

   Approximate date of commencement of proposed sale of the securities to the public.
   As soon as practicable after the registration statement becomes effective.
                            ------------------------

    If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. / /

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                        CALCULATION OF REGISTRATION FEE

- -------------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------------
                                                                       PROPOSED
                                                      PROPOSED          MAXIMUM
           TITLE OF EACH                AMOUNT         MAXIMUM         AGGREGATE      AMOUNT OF
        CLASS OF SECURITIES             TO BE      OFFERING PRICE      OFFERING      REGISTRATION
         TO BE REGISTERED             REGISTERED      PER UNIT         PRICE (1)         FEE

- -------------------------------------------------------------------------------------------------
11% Mortgage Notes due 2003 (2)....  $125,000,000
11.375% Junior Mortgage Notes due
 2004 (2)..........................  $35,000,000
Common Stock, par value $.01 per
 share (3).........................   20,000,000
Class B Redeemable Common Stock,
 par value $.01 per share (3)......     80,000            *          $306,926,657      $95,915
Ordinary Shares, par value $.01 per
 share (4).........................   25,000,000
Guarantees relating to the 11%
 Mortgage Notes due 2003 (5).......
Guarantees relating to the 11.375%
 Junior Mortgage Notes due 2004
 (5)...............................
- -------------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of computing the registration fee. The proposed maximum aggregate offering price is based upon, pursuant to Rule 457(f): (i) the market value of $183,772,709 of Resorts International, Inc.'s Series A Senior Secured Redeemable Notes due April 15, 1994, as established by the average of the high and low prices thereof on October 21, 1993, as quoted on the American Stock Exchange, Inc.; plus (ii) the market value of $153,153,948 of Resorts International, Inc.'s Series B Senior Secured Redeemable Notes due April 15, 1994, as established by the average of the high and low prices thereof on October 21, 1993, quoted on the American Stock Exchange, Inc.; less (iii) the value of cash payments by Resorts International, Inc. estimated to be not less than $30,000,000.00
(2)  Issued by Resorts International Hotel Financing, Inc.
(3)  Issued by Resorts International, Inc.
(4)  Issued by P. I. Resorts Limited.
(5)  Issued by Resorts International Hotel, Inc.
 *   Not applicable.

                            ------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

                                 EXHIBIT INDEX

  EXHIBIT
  NUMBERS    EXHIBIT                                                                                           PAGE
- -----------  ----------------------------------------------------------------------------------------------  ---------
    2.01     Plan  of  Reorganization.  (Incorporated  by  reference  to  Appendix  A  of  the  Information
              Statement/Prospectus included in this Registration Statement.)...............................
    3.01     Form of proposed Amended  and Restated Certificate of  Incorporation of RII. (Incorporated  by
              reference to Appendix C of the Information Statement/Prospectus included in this Registration
              Statement.)..................................................................................
    3.02     Form of proposed Amended and Restated By-Laws of RII. (Incorporated by reference to Appendix D of the Information Statement/Prospectus included in this Registration Statement.)............
    3.03     Restated  Certificate of Incorporation of RII. (Incorporated by reference to Exhibit (3)(a) to
              RII's Form 10-K  Annual Report  for the  fiscal year  ended December  31, 1990,  in File  No.
              1-4748.).....................................................................................
    3.04     By-laws,  as amended, of RII. (Incorporated by reference  to Exhibit (4)(d) to RII's Form 10-Q
              Quarterly Report for the quarter ended September 30, 1990, in File No. 1-4748.)..............
    3.05     Certificate of Incorporation of RIH*..........................................................
    3.06     By-laws of RIH*...............................................................................


   3.07    Certificate of Incorporation of RIHF*.......................................
   3.08    By-laws of RIHF*............................................................
   3.09    Amended and Restated Articles of Association of PIRL*.......................
   4.01    See Exhibits 3.01 and 3.02 as to  the rights of holders of RII Common  Stock and RII Class B Common Stock after giving effect to the Restructuring......
   4.02    See  Exhibits 3.03 and 3.04 as to the  rights of holders of RII Common Stock prior to giving effect to the Restructuring................................
   4.03    See Exhibit 3.09 as to the rights of holders of PIRL Common Stock...........
   4.04    Form of Indenture among RIHF, as issuer, RIH, as guarantor, and State Street
            Bank and Trust  Company of Connecticut,  National Association, as  trustee, with respect to RIHF 11% Mortgage Notes due 2003*..........................
   4.05    Form of Indenture between RIHF, as issuer, RIH, as guarantor, and U.S. Trust
            Company  of  California, N.A.,  as trustee,  with  respect to  RIHF 11.375%
            Junior Mortgage Notes due 2004*............................................
   4.06    Indenture dated as  of September  14, 1990,  between RII  and Chemical  Bank
            (successor  to  Manufacturers  Hanover  Trust  Company),  as  Trustee, with respect to RII's Senior Secured Redeemable  Notes due April 15, 1994,  with
            Exhibits  as executed. (Incorporated  by reference to  Exhibit (4)(a)(1) to
            RII's Form 10-Q Quarterly Report for the quarter ended September 30,  1990, in File No. 1-4748.).......................................................
   4.07    Amended   and  Restated  RIH  $200,000,000  Senior  Note.  (Incorporated  by
            reference to  Exhibit (4)(a)(2)  to  RII's 10-Q  Quarterly Report  for  the
            quarter ended September 30, 1990, in File No. 1-4748.).....................
   4.08    Amended   and  Restated  RIH  $125,000,000  Senior  Note.  (Incorporated  by
            reference to Exhibit to RII's 10-Q  Quarterly Report for the quarter  ended
            September 30, 1990, in File No. 1-4748.)...................................
   4.09    RII  Pledge Agreement. (Incorporated by reference to Exhibit Q to RII's Form
            8-A Registration Statement dated July 19, 1990, in File No. 1-4748.).......
   4.10    Assignment of Leases and Rents, RII as Assignor. (Incorporated by  reference to  Exhibit U to RII's Form 8-A Registration Statement dated July 19, 1990, in File No. 1-4748.).......................................................
   4.11    RIB $50,000,000  Promissory  Note  to RIH.  (Incorporated  by  reference  to
            Exhibit  V to RII's Form 8-A Registration Statement dated July 19, 1990, in
            File No. 1-4748.)..........................................................
   4.12    Indenture  of  Mortgage  from  Paradise  Island  Limited.  (Incorporated  by reference  to Exhibit W to RII's Form 8-A Registration Statement dated July
            19, 1990, in File No. 1-4748.).............................................


- ------------------------
* Previously filed.

 EXHIBIT
 NUMBERS   EXHIBIT                                                                         PAGE
- ---------  ----------------------------------------------------------------------------  ---------
    4.13     Indenture of Mortgage from Paradise Beach Inn Limited. (Incorporated by reference to Exhibit X to RII's Form 8-A Registration Statement dated July 19, 1990, in File No. 1-4748.)...........
    4.14     Guaranty by Paradise Beach Inn Limited. (Incorporated by reference to Exhibit Z to RII's  Form
              8-A Registration Statement dated July 19, 1990, in File No. 1-4748.).........................
    4.15     Indenture of Mortgage from Island Hotel Company Limited. (Incorporated by reference to Exhibit
              AA to RII's Form 8-A Registration Statement dated July 19, 1990, in File No. 1-4748.)........
    4.16     Guaranty  by Island Hotel  Company Limited (Incorporated  by reference to  Exhibit BB to RII's
              Form 8-A Registration Statement dated July 19, 1990, in File No. 1-4748.)....................
    4.17     RIB Collateral Assignment Agreement among RIH, GRI, RIB, Paradise Island Limited, Island Hotel
              Company Limited,  Paradise Beach  Inn Limited  and the  Bank of  New York.  (Incorporated  by
              reference to Exhibit CC to RII's Form 8-A Registration Statement dated July 19, 1990, in File
              No. 1-4748.).................................................................................
    4.18     RII Security Agreement. (Incorporated by reference to Exhibit P to RII's Form 8-A Registration
              Statement dated July 19, 1990, in File No. 1-4748.)..........................................
    4.19     Indenture  dated as of September  14, 1990, between RII  and The Bank of  New York as Trustee, with respect  to RII's  Mortgage Non-Recourse  Pass-Through  Notes due  June 30,  2000,  with
              Exhibits  as executed. (Incorporated by  reference to Exhibit (4)(b)  to RII's 10-Q Quarterly
              Report for the quarter ended September 30, 1990, in File No. 1-4748.)........................


   4.20    Resorts International,  Inc.  Senior  Management  1990  Stock  Option  Plan.
            (Incorporated  by reference to  Exhibit 8.5 to  Exhibit 35 to  RII's Form 8
            Amendment No. 1 to it's 8-K Current  Report dated August 30, 1990, in  File
            No. 1-4748.)...............................................................
  4.21     Griffin Group Warrant**.....................................................
  4.22     Form  of Mortgage  between RIH  and State Street  Bank and  Trust Company of
            Connecticut, National  Association,  securing  Guaranty  of  RIHF  Mortgage
            Notes*.....................................................................
  4.23     Form of Mortgage between RIH and RIHF, securing RIH Promissory Note*........
  4.24     Form  of Assignment of Agreements made by RIHF, as Assignor, to State Street
            Bank and Trust Company of  Connecticut, National Association, as  Assignee,
            regarding RIH Promissory Note*.............................................
  4.25     Form of Assignment of Leases and Rents made by RIH, as Assignor, to RIHF, as
            Assignee, regarding RIH Promissory Note*...................................
  4.26     Form  of Assignment of Leases  and Rents made by  RIH, as Assignor, to State
            Street Bank  and Trust  Company of  Connecticut, National  Association,  as
            Assignee, regarding Guaranty of RIHF Mortgage Notes*.......................
  4.27     Form of Assignment of Operating Assets made by RIH, as Assignor, to RIHF, as
            Assignee, regarding RIH Junior Promissory Note*............................
  4.28     Form  of Assignment of Operating  Assets made by RIH,  as Assignor, to State
            Street Bank  and Trust  Company of  Connecticut, National  Association,  as
            Assignee, regarding Guaranty of RIHF Mortgage Notes*.......................
  4.29     Form  of Mortgage  between RIH and  U.S. Trust Company  of California, N.A., securing Guaranty of RIHF Junior Mortgage Notes*...........................
  4.30     Form of  Mortgage  between RIH  and  RIHF, securing  RIH  Junior  Promissory
            Note*......................................................................
  4.31     Form  of Assignment of Agreements made by  RIHF, as Assignor, to, U.S. Trust
            Company of California, N.A., as  Assignee, regarding RIH Junior  Promissory
            Note*......................................................................
  4.32     Form of Assignment of Leases and Rents made by RIH, as Assignor, to RIHF, as
            Assignee, regarding RIH Junior Promissory Note*............................
  4.33     Form  of Assignment of  Leases and Rents  made by RIH,  as Assignor, to U.S.
            Trust Company of California, N.A., as Assignee, regarding Guaranty of  RIHF
            Junior Mortgage Notes*.....................................................
  4.34     Form of Assignment of Operating Assets made by RIH, as Assignor, to RIHF, as
            Assignee, regarding RIH Promissory Note*...................................


- ------------------------
 * Previously filed.

** To be filed by amendment.

 EXHIBIT
 NUMBERS   EXHIBIT                                                                         PAGE
- ---------  ----------------------------------------------------------------------------  ---------
   4.35      Form  of Assignment of  Operating Assets made  by RIH, as  Assignor, to U.S.  Trust Company of
              California, N.A., as Assignee, regarding the Guaranty of the RIHF Junior Mortgage Notes*.....
   4.36      Form of Amended and  Restated $125,000,000 RIH Promissory  Note (Incorporated by reference  to
              Exhibit A to Exhibit 4.04 hereto)............................................................
   4.37      Form of Amended and Restated $35,000,000 RIH Junior Promissory Note (Incorporated by reference to Exhibit A to Exhibit 4.05)................................................................
   5.01      Opinion of Gibson, Dunn & Crutcher*...........................................................
   5.02      Opinion of Ravin, Sarasohn, Cook, Baumgarten, Fisch & Baime**.................................


  5.03     Opinion of Harry B. Sands & Co.*............................................
  8.01     Opinion of Gibson, Dunn & Crutcher regarding tax matters**..................
  10.01    Form  of Interim Management Agreement between  PIRL and RII (Incorporated by referrence to Exhibit D to Exhibit 10.59)*.................................
  10.02    [Not used]..................................................................
  10.03    Agreement, dated May 23, 1978, between The Hotel Corporation of The  Bahamas
            ("HCB")  and Paradise  Enterprises Limited.  (Incorporated by  reference to
            Exhibit (10)(b)(i) to RII's  10-K Annual Report for  the fiscal year  ended
            December 31, 1988, in File No. 1-4748.)....................................
  10.04    Letter,  dated July  2, 1985,  from HCB  to the  RII amending  Exhibit 10.03 hereto. (Incorporated by  reference to  exhibit to RII's  Form 8-K  Current
            Report dated July 9, 1985, in File No. 1-4748.)............................
  10.05    Agreement,  dated May 23, 1978, between HCB and Paradise Realty Limited (now
            RIB). (Incorporated  by  reference  to  Exhibit 10.01  to  GRI's  Form  S-1
            Registration Statement filed July 13, 1988, in File No. 33-23063.).........
  10.06    Letter,  dated  September  26,  1988,  from  HCB  to  RIB  extending Exhibit
            (10)(a)(3) hereto.  (Incorporated by  reference  to Exhibit  (10(b)(iv)  to
            RII's  10-K Annual Report for  the fiscal year ended  December 31, 1988, in
            File No. 1-4748.)..........................................................
  10.07    Supplement, dated February 21,  1990, to license granted  March 30, 1978  to
            Paradise   Enterprises  Limited.  (Incorporated  by  reference  to  Exhibit
            (10)(b)(v) to RII's 10-K Annual Report  for the fiscal year ended  December
            31, 1989, in File No. 1-4748.).............................................
10.08(a)   Supplement,  dated September 7,  1990, to license granted  March 30, 1978 to
            Paradise  Enterprises  Limited.  (Incorporated  by  reference  to   Exhibit
            10(a)(6) to RII's 10-K Annual Report for the fiscal year ended December 31,
            1988, in File No. 1-4748.).................................................
10.08(b)   Supplement,  dated January  15, 1991, to  license granted March  30, 1978 to
            Paradise  Enterprises  Limited.  (Incorporated  by  reference  to   Exhibit
            10(b)(7) to RII's 10-K Annual Report for the fiscal year ended December 31,
            1990, in File No. 1-4748.)
  10.09    Supplement,  dated February 13,  1992, to license granted  March 30, 1978 to
            Paradise  Enterprises  Limited.  (Incorporated  by  reference  to   Exhibit
            10(a)(8) to RII's 10-K Annual Report for the fiscal year ended December 31,
            1992, in File No. 1-4748.).................................................
  10.10    Supplement,  dated December 30,  1992, to license granted  March 30, 1978 to
            Paradise  Enterprises  Limited.  (Incorporated  by  reference  to   Exhibit
            10(a)(9) to RII's 10-K Annual Report for the fiscal year ended December 31,
            1992, in File No. 1-4748.).................................................
  10.11    Lease  Agreement, dated  October 26, 1983,  between RII  and Ocean Showboat,
            Inc. (Incorporated by reference to Exhibit (10)(c)(i) to RII's 10-K  Annual
            Report for the fiscal year ended December 31, 1986, in File No. 1-4748.)...
  10.12    First  Amendment, dated January 15, 1985,  to Lease Agreement, dated October
            26, 1983,  between RII  and  Atlantic City  Showboat, Inc.  (assignee  from affiliate  -- Ocean Showboat, Inc.).  (Incorporated by reference to Exhibit
            (10)(c)(ii) to RII's 10-K Annual Report for the fiscal year ended  December
            31, 1984, in File No. 1-4748.).............................................

- ------------------------
 * Previously filed.

** To be filed by amendment.

 EXHIBIT
 NUMBERS   EXHIBIT                                                                         PAGE
- ---------  ----------------------------------------------------------------------------  ---------
   10.13     Second  and  Third Amendments,  dated  July 5  and October  28,  1985, respectively,  to Lease
              Agreement, dated October 26, 1983, between RII and Atlantic City Showboat, Inc. (Incorporated by reference to Exhibit (10)(c)(iii)  to RII's 10-K Annual Report  for the fiscal year  ended
              December 31, 1985, in File No. 1-4748.)......................................................
   10.14     Restated  Third Amendment, dated August 28, 1986,  to Lease Agreement, dated October 26, 1983, between  RII  and  Atlantic  City  Showboat,  Inc.  (Incorporated  by  reference  to  Exhibit
              (10)(c)(iv)  to RII's 10-K Annual Report for the fiscal year ended December 31, 1986, in File
              No. 1-4748.).................................................................................
   10.15     Fourth Amendment, dated December 16, 1986, to Lease Agreement, dated October 26, 1983, between
              RII and Atlantic  City Showboat,  Inc. (Incorporated by  reference to  Exhibit (10)(c)(v)  to
              RII's 10-K Annual Report for the fiscal year ended December 31, 1986, in File No. 1-4748.)...

  10.16    Fifth  Amendment, dated February 1987, to Lease Agreement, dated October 26,
            1983, between  RII  and  Atlantic  City  Showboat,  Inc.  (Incorporated  by
            reference to Exhibit (10)(c)(vi) to RII's 10-K Annual Report for the fiscal year ended December 31, 1986, in File No. 1-4748.).........................
  10.17    Seventh  Amendment, dated October 18, 1988,  to Lease Agreement, dated Octo-
            ber 26, 1983, between RII and Atlantic City Showboat, Inc. (Incorporated by
            reference to  Exhibit (10)(c)(viii)  to RII's  10-K Annual  Report for  the fiscal year ended December 31, 1988, in File No. 1-4748.)..................
  10.18    RII  Executive Health Plan (Incorporated by reference to Exhibit 10(c)(1) to
            RII's 10-K Annual Report  for the fiscal year  ended December 31, 1992,  in
            File No. 1-4748.)..........................................................
  10.19    Resorts  Retirement  Savings  Plan. (Incorporated  by  reference  to Exhibit
            (10)(c)(2) to RII's 10-K Annual Report  for the fiscal year ended  December
            31, 1991, in File No. 1-4748.).............................................
  10.20    Employment  Agreement, dated as of September 17, 1990, between RII and David
            P. Hanlon. (Incorporated by reference to Exhibit 9.3A to Exhibit 35 to  the
            Form 8 Amendment dated November 16, 1990, to RII's 8-K Current Report dated
            August 30, 1990, in File No. 1-4748.)......................................
  10.21    Employment  Agreement, dated May 3, 1991, between the RII and Christopher D.
            Whitney. (Incorporated  by reference  to Exhibit  (10(d)(2) to  RII's  10-K
            Annual  Report for  the fiscal  year ended December  31, 1991,  in File No.
            1-4748.)...................................................................
  10.22    Amendment to Employment Agreement, dated as of December 3, 1992, between RII and Christopher D. Whitney*................................................
  10.23    Employment Agreement, dated May 3, 1991, between RII and Matthew B. Kearney.
            (Incorporated by  reference  to Exhibit  (10)(d)(3)  to RII's  10-K  Annual
            Report for the fiscal year ended December 31, 1991, in File No. 1-4748.)...
  10.24    Amendment  to Employment Agreement, dated December  3, 1992, between RII and
            Matthew B. Kearney*........................................................
  10.25    Second Amendment to Employment Agreement, dated September 24, 1993,  between
            RII and Matthew B. Kearney*................................................
  10.26    Employment  Agreement, dated as of September 17, 1992, between RII and David
            P. Hanlon. (Incorporated  by reference  to Exhibit 10(d)(4)  to RII's  10-K
            Annual  Report for  the fiscal  year ended December  31, 1992,  in File No.
            1-4748.)...................................................................
  10.27    Termination Agreement, dated as of September 27, 1993, between RII and David
            P. Hanlon*.................................................................
  10.28    Stock Option Agreement, dated as  of May 3, 1991,  between RII and David  P.
            Hanlon.  (Incorporated  by reference  to Exhibit  (10)(e)(1) to  RII's 10-K
            Annual Report for  the fiscal  year ended December  31, 1991,  in File  No.
            1-4748.)...................................................................

- ------------------------
* Previously filed.

 EXHIBIT
 NUMBERS   EXHIBIT                                                                         PAGE
- ---------  ----------------------------------------------------------------------------  ---------
   10.29     Stock  Option Agreement,  dated as  of May 3,  1991, between  RII and  Christopher D. Whitney.
              (Incorporated by reference to Exhibit (10)(e)(2) to  RII's 10-K Annual Report for the  fiscal year ended December 31, 1991, in File No. 1-4748.)...........................................
   10.30     Stock  Option  Agreement,  dated as  of  May 3,  1991,  between  RII and  Matthew  B. Kearney.
              (Incorporated by reference to Exhibit (10)(e)(5) to  RII's 10-K Annual Report for the  fiscal year ended December 31, 1991, in File No. 1-4748.)...........................................
   10.31     Stock  Option  Agreement,  dated  as  of  May  3,  1991,  between  RII  and  David  G. Bowden.
              (Incorporated by reference to Exhibit (10)(e)(5) to  RII's 10-K Annual Report for the  fiscal year ended December 31, 1991, in File No. 1-4748.)...........................................
   10.32     Stock  Option  Agreement, dated  as  of May  3,  1991, between  RII  and Thomas  F. O'Donnell.
              (Incorporated by reference to Exhibit (10)(e)(6) to  RII's 10-K Annual Report for the  fiscal year ended December 31, 1991, in File No. 1-4748.)...........................................
   10.33     Amendment  No. 1, dated as of September 17,  1992, to Exhibit 10.30 (Incorporated by reference to Exhibit 10(e)(6) to RII's 10-K Annual Report for the fiscal year ended December 31,  1992, in File No. 1-4748)..........................................................................
 10.34(a)    License  and Services Agreement, dated as of September  17, 1992, among the Griffin Group, RII and RIH*.....................................................................................
 10.34(b)    Amendment to License and Services Agreement, dated as of September 17, 1992 among the  Griffin
              Group Inc., RII and RIH**....................................................................

  10.35    License  and Services Agreement, dated as  of September 17, 1990, among Merv
            Griffin, the Griffin Group and  RII. (Incorporated by reference to  Exhibit
            1.46  to Exhibit 35 to the Form 8 Amendment dated November 16, 1990, to the registrant's 8-K  Current  Report  dated  August  30,  1990,  in  File  No.
            1-4748.)...................................................................
  10.36    Litigation Trust Agreement, dated as of September 17, 1990, among RII, RIFI,
            GRH,  and GRI. (Incorporated by reference to  Exhibit 1.46 to Exhibit 35 to the Form  8 Amendment  dated November  16, 1990,  to the  registrant's  8-K
            Current Report dated August 30, 1990, in File No. 1-4748.).................
10.37(a)   Promissory  Note, dated  September 28, 1990,  between Merv  Griffin and RII.
            (Incorporated by reference  to Exhibit  9.1B to Exhibit  35 to  the Form  8
            Amendment  dated November 16, 1990, to  the registrant's 8-K Current Report dated August 30, 1990, in File No. 1-4748.)................................
10.37(b)   Griffin Group  Note. (Incorporated  by  reference to  Exhibit 1  to  Exhibit
            10.34(a) to this Registration Statement.)..................................
10.37(c)   Guaranty  dated September  17, 1992  by Mervyn  E. Griffin  in favor  of RII
            (Incorporated by  reference  to  Exhibit  2 to  Exhibit  10.34(a)  to  this
            Registration Statement.)...................................................
  10.38    Letter of Credit, dated October 1, 1990, by Morgan Guaranty Trust Company of
            New  York. (Incorporated by reference to Exhibit  9.1B to Exhibit 35 to the
            Form 8 Amendment dated November 16, 1990, to RII's 8-K Current Report dated
            August 30, 1990, in File No. 1-4748.)......................................
  10.39    Letters extending the  termination date  of Exhibit  10.38 (Incorporated  by reference  to Exhibit 10(i)(2)  to RRI's 10-K Annual  Report for the fiscal year ended December 31, 1992 in File No. 1-4748............................
  10.40    Indemnity Agreement, executed  on September 19,  1990, between Merv  Griffin and  RII. (Incorporated by  reference to Exhibit  9.6 to Exhibit  35 to the
            Form 8 Amendment dated November 16,  1990, to the registrant's 8-K  Current
            Report dated August 30, 1990, in File No. 1-4748.).........................

- ------------------------
 * Previously filed.
** To be filed by amendment.

 EXHIBIT
 NUMBERS   EXHIBIT                                                                         PAGE
- ---------  ----------------------------------------------------------------------------  ---------
   10.41     Hotel Corporation of The Bahamas Right of First Refusal. (Incorporated by reference to Exhibit
              (10)(n)  to RII's 10-K Annual Report for the fiscal year ended December 31, 1988, in File No.
              1-4748.).....................................................................................
   10.42     Service contract between Rogers & Cowan, Inc.  and RII, effective July 1, 1991.  (Incorporated by  reference  to Exhibit  (10)(m) to  RII's 10-K  Annual  Report for  the fiscal  year ended
              December 31, 1988, in File No. 1-4748.)......................................................
   10.43     Consulting agreement  between  Alvarez  &  Marsal,  Inc. and  RII,  effective  March  1,  1992
              (Incorporated  by reference to  Exhibit 10(m)(i) to  RII's 10-K Annual  Report for the fiscal year ended December 31, 1992, in File No. 1-4748)............................................
   10.44     Amendment, dated September  14, 1992, to  the consulting agreement  between Alvarez &  Marsal,
              Inc.  and RII (Incorporated by reference to Exhibit  10(m)(2) to RII's 10-K Annual Report for
              the fiscal year ended December 31, 1992, in File No. 1-4748).................................
   10.45     Form of Ballot for Allowed Claims of Holders of Series A Notes and GRI Guaranty*..............
   10.46     Form of Ballot for Allowed Interests of Holders of RII Common Stock*..........................
   10.47     Form of Ballot for Allowed Interests of Holders of 1990 Stock Options*........................
   10.48     Form of Master Ballot for Allowed Interests of Holders of RII Common Stock*...................
   10.49     Form of Master Ballot for Allowed Claims of Holders of Series A Notes and GRI Guaranty*.......



  10.50    Form of Ballot for Allowed  Interests of Holders of  Series B Notes and  GRI
            Guaranty*..................................................................
  10.51    Form  of Master Ballot for  Allowed Claims of Holders  of Series B Notes and
            GRI Guaranty*..............................................................
  10.52    Bondholders Support Agreement  dated October  11, 1993 among  RII, GRI,  Sun
            International  Investments,  Ltd.,  Sun International  Hotels  Limited, TCW
            Special Credits and  Fidelity Management and  Research Company,  concerning bondholders support*.......................................................
  10.53    Letter  Agreement dated October  11, 1993 among  Fidelity Management and Re-
            search Company,  TCW  Special Credits,  RII  and Sun  International  Hotels
            Limited concerning consent rights of holders of Old Series Notes*..........
  10.54    Revised  term Sheet  for 11.0%  Senior Secured  Loan due  2002 with  RIHF as issuer*....................................................................
  10.55    Paradise Island Purchase Agreement  dated October 11,  1993 between RII  and
            Sun International Hotels Limited, with Exhibits and Schedules*.............
  10.56    Letter  Agreement dated October 19, 1993 among RII, Fidelity Management, TCW
            Special  Credits,  Sun  International  Hotels  Limited,  Sun  International
            Investments Ltd. and GGRI regarding GGRI, Inc.*............................
  10.57    Stock   Subscription   Agreement  dated   October   11,  1993   between  Sun
            International Investments Limited and Sun International Hotels Limited*....
  10.58    Letter Agreement dated October 15, 1993, among RII, Fidelity Management, TCW
            Special Credits and Sun International Hotels Limited regarding P.I. Resorts
            Limited*...................................................................
  10.59    PIRL Standby Distribution Agreement dated  October 15, 1993 between RII  and
            PIRL*......................................................................
  10.60    Letter   Agreement  between   RII  and   PIRL  concerning   airline  support
            services*..................................................................
  10.61    Letter Agreement  concerning appointment  of agent  for service  of  process pursuant to the Standby Distribution Agreement*............................
  10.62    Letter  Agreement  concerning appointment  of agent  for service  of process pursuant to this Registration Statement*...................................
  10.63    Letter Agreement dated July 1, 1993 between RII and Bear Stearns & Co.  Inc.
            for retention of services*.................................................
  12.01    RII Computation of Ratio of Earnings to Fixed Charges*......................

 EXHIBIT
 NUMBERS   EXHIBIT                                                                         PAGE
- ---------  ----------------------------------------------------------------------------  ---------
   12.02     RIH Computation of Ratio of Earnings to Fixed Charges*........................................
   12.03     RII Computation of Pro Forma Ratio of Earnings to Fixed Charges*..............................
   12.04     RIH Computation of Pro Forma Ratio of Earnings to Fixed Charges*..............................
   21.01     List of the Subsidiaries of the Registrants*..................................................
   23.01     Consent of Ernst & Young......................................................................


  23.02    Consent  of Gibson,  Dunn & Crutcher  (Incorporated by  reference to exhibit
            5.02)......................................................................
  23.03    Consent of Ravin, Sarasohn, Cook, Baumgarten, Fisch & Baime (Incorporated by
            reference to exhibit 5.02).................................................
  23.04    Consent of  Harry B.  Sands  & Co.  (Incorporated  by reference  to  exhibit
            5.03)......................................................................
  25.01    Statement  of eligibility on Form T-1 of State Street Bank and Trust Company
            of Connecticut,  National  Association,  as  trustee  under  the  New  RIHF
            Mortgage Notes Indenture*..................................................
  25.02    Statement  of eligibility on  Form T-1 of U.S.  Trust Company of California,
            N.A., as trustee under the New RIHF Junior Mortgage Notes Indenture*.......

- ------------------------
* Previously filed.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the registrants have duly caused this Amendment to the registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of
Atlantic City, State of New Jersey, on           , 199 .


                                          RESORTS INTERNATIONAL, INC.


                                          By _________/s/_______________________
                                                   Christopher D. Whitney
                                                  Executive Vice President
                                                     and Chief of Staff


                                          RESORTS INTERNATIONAL HOTEL, INC.


                                          By _________/s/_______________________
                                                   Christopher D. Whitney
                                                  Executive Vice President
                                                     and Chief of Staff


                                          RESORTS INTERNATIONAL HOTEL
                                           FINANCING, INC.


                                          By _______/s/_________________________
                                                   Christopher D. Whitney
                                                         President


                                          P.  I. RESORTS LIMITED


                                          By _______/s/_________________________
                                                   Christopher D. Whitney
                                                         President


    Pursuant to the requirements of the Securities Act of 1933, this Amendment to the registration statement has been signed by the following persons in the
capacities indicated on           , 199 .

                          RESORTS INTERNATIONAL, INC.


             By             /s/
  ----------------------------------------    Chairman of the Board
                Merv Griffin
             By             /s/
  ----------------------------------------    Director
           Antonio C. Alvarez II
             By             /s/
  ----------------------------------------    Director
                Warren Cowan

                   By /s/
  ----------------------------------------    Director
            Thomas E. Gallagher
             By             /s/
  ----------------------------------------    Director
            Joseph G. Kordsmeier
             By             /s/
  ----------------------------------------    Director
              Paul C. Sheeline
             By             /s/               Executive Vice President and
  ----------------------------------------     Chief of Staff (Principal
           Christopher D. Whitney              Executive Officer)
                                              Executive Vice President --
             By             /s/                Finance and Chief Financial
  ----------------------------------------     Officer (Principal Executive
             Matthew B. Kearney                and Financial Officer)
                                              Vice President -- Controller,
             By             /s/                Chief Accounting Officer and
  ----------------------------------------     Assistant Secretary (Principal
              David G. Bowden                  Accounting Officer)


                  RESORTS INTERNATIONAL HOTEL FINANCING, INC.


             By             /s/
  ----------------------------------------    Director and President
           Christopher D. Whitney              (Principal Executive Officer)
                                              Director, Executive Vice
             By             /s/                President -- Finance and Chief
  ----------------------------------------     Financial Officer (Principal
             Matthew B. Kearney                Financial and Accounting
                                               Officer)


                       RESORTS INTERNATIONAL HOTEL, INC.


             By             /s/               Director, Executive Vice
  ----------------------------------------     President and Chief of Staff
           Christopher D. Whitney              (Principal Executive Officer)
                                              Director, Executive Vice
             By             /s/                President and Chief Financial
  ----------------------------------------     Officer (Principal Executive,
             Matthew B. Kearney                Financial and Accounting
                                               Officer)

                             P.  I. RESORTS LIMITED


             By             /s/
  ----------------------------------------    Director and President
           Christopher D. Whitney              (Principal Executive Officer)
                                              Director, Vice President --
             By             /s/                Finance and Chief Financial
  ----------------------------------------     Officer (Principal Financial
             Matthew B. Kearney                and Accounting Officer)